UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported)  March 15, 2001
                                                        --------------


                         ANIXTER INTERNATIONAL INC.
            -----------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

              Delaware                  1-5989            94-1658138
              --------                  ------            ----------
    (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)           File Number)    Identification No.)


               4711 Golf Road, Skokie, Illinois           60076
          --------------------------------------------------------

            (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code  (847) 677-2600
                                                       --------------





   ITEM 5.   OTHER EVENTS.

             On March 15, 2001, Anixter International Inc. (the "Company") announced that its ongoing program to repurchase its common stock has been increased to permit the purchase of an additional 1 million shares. This announcement follows a similar announcement on February 23, 2001 for 1 milliion shares, which repurchase has now been completed.

             The Company has approximately 36.2 million shares out-standing.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (c)  Exhibits.

                  99.1 Press release, dated March 15, 2001, issued by the
                       Company.



































                                     -2-





                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ANIXTER INTERNATIONAL INC.
                                           (Registrant)



   Date: March 15, 2001                    By:  /s/ Rodney A. Shoemaker
                                                ------------------------
                                                Rodney A. Shoemaker
                                                Vice President -
                                                Treasurer




































                                     -3-





                                EXHIBIT INDEX
                                -------------


   EXHIBIT
   NO.       DESCRIPTION
   -------   -----------

   99.1      Press release, dated March 15, 2001, issued by the Company.